March 4, 2020

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re: Variable Life Account A, SEC File No. 811-09747
➢	Variable Protector, Registration No. 333-153785
Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2019 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), SEC File No. 822-07452
Fidelity Variable Insurance Products Funds, SEC File Nos. 811-05511, 811-03329, 811-07205, 811-05361
Janus Aspen Series, SEC File No.811-07736
MFS Variable Insurance Trust, SEC File No. 811-08326
MFS Variable Insurance Trust II, SEC File No. 811-03732

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company